1 CONFIDENTIALITY, NON-COMPETITION AND NON-SOLICITATION This Confidentiality, Non-Competition and Non-Solicitation Agreement (“Agreement”) is made and effective this DATE, by and between Camden National Corporation, a Maine Corporation with principal offices in Camden, Knox County, Maine, its successors, assigns, affiliates and subsidiaries (collectively “Company”) and PARTICIPANT (“Executive”). WHEREAS, the Company desires to secure the Executive’s services and the Executive desires to render services to the Company; and WHEREAS, the Company is engaged in the highly competitive banking and finance industry; and WHEREAS, the Company is the owner of various valuable business assets and interests, including but not limited to, confidential and proprietary information relating to the Company’s business and the Company’s relationships and goodwill with its clients, all of which have been developed through considerable effort and expense by and on behalf of the Company, and which the Company has gone to great lengths and expense to protect; and WHEREAS, by virtue of employment with the Company the Executive will acquire a substantial amount of confidential information regarding the operations and business model of the Company and its affiliates which, if disclosed to third parties, or used to directly or indirectly compete against the Company or solicit its customers or clients, could cause substantial harm to the Company; WHEREAS, the Executive acknowledges that the Company is the owner of such valuable business assets and interests, including any goodwill built-up or developed by Executive through the Executive’s relationship with any of the company’s customers; NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and promises set forth herein, and the Executive’s employment or continued employment with the Company, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive hereby agree as follows: 1. Definitions For purposes of this Agreement, the following terms have the following meanings: a. Customer: Any person or entity that has employed the Company or has purchased or has inquired about any product or service advertised by the Company, or any person or entity with whom the Company is preparing to do business in this manner. b. Confidential Information: “Confidential Information” means information about the Company, its Customers, customer prospects, and/or vendors that is not generally known outside of the Company, which Executive will learn of in connection with his or her employment with the Company. Confidential Information includes, without limitation: (1) Customer files and lists; (2) the names, addresses, telephone numbers or any personally identifiable information of the Company’s Customers; (3) contracts and legally binding

2 documents between the Company and its Customers, vendors, partners or affiliates; (4) specific product information relating to the Company's current products or to any products under development; (5) documents relating to inquiries and responses to or from governmental agencies; (6) financial information of the Company; (7) financial projections of the business of the Company; (8) any aspect of the Company’s compensation structure to its employees; (9) information relating to any advertisements or public relations or other documents produced by or on behalf of the Company for the purposes of soliciting customers; (10) hardware and software of the Company which is configured for processing the Company’s business; (11) vendor lists; (12) Company budgets; (13) Company procedure manuals; (14) Company pricing structures; (15) the Company’s copyrighted, registered and unregistered materials; (16) formulas, plans, business models or techniques related to the Company's products; (17) plans for new products; (18) information or documents, plans or materials prepared by the Company for the purpose of furthering the Company’s business; and (19) other such information which relates to the Company’s business, which is not available generally to the public and which has been developed or acquired by the Company with considerable effort and expense. c. Competitive Activities: Executive shall be deemed to be engaged in “Competitive Activities” if he or she, without the prior written consent of the Company, (i) directly or indirectly, through association with any entity, whether as an owner, principal, partner, employee, agent or consultant, works or consults for or with, or engages in the business of, any commercial, thrift or savings bank or credit union, or any other entity providing financial products or services (including without limitation banking, insurance or securities products or services) (collectively, “Related Business”) that operates an office, branch or any related physical presence within fifty (50) miles (by air) of any office of the Company; or (ii) directly or indirectly acquires any financial or beneficial interest in (except as provided in the next sentence) any organization which conducts or is otherwise engaged in Related Business and is within fifty (50) miles (by air) of any office of the Company. Notwithstanding the preceding sentence, Executive shall not be prohibited from owning less than one percent (1%) of any publicly traded corporation, whether or not such corporation is in competition with the Company as described in this Paragraph. d. Solicit: The term "solicit" as used in this Agreement means any communication of any kind whatsoever, in whatever form or medium, inviting, encouraging or requesting any person or entity to take or refrain from taking any action with respect to the business of the Company. 2. Protection of Confidential Information a. Restriction on Use of Confidential Information: The Executive covenants and agrees that he or she will not, at any time hereafter, by any means, disclose to any person outside the Company or entity, or use for the Executive’s own benefit, any Confidential Information concerning the business of the Company, with the exception of those persons to whom disclosure is expressly authorized in writing by the Company. b. Obligation Upon Termination: Upon termination of the Executive’s employment for any reason, the Executive shall immediately deliver to the Company copies of any

3 documents, in whatever form, in the Executive’s possession containing such confidential information, and shall not retain copies of any Confidential Information. 3. Prohibition Against Competition a. Prohibition: In recognition of Executive's importance to the success of the Company, Executive and the Company agree that the Company would suffer significant and irreparable harm from Executive's competing with the Company during Executive's term of employment with the Company and for a period of one (1) year after Executive’s termination of employment. Accordingly, Executive agrees that he or she shall not engage in Competitive Activities (as defined above) with the Company while employed by the Company and for a period of one (1) year following Executive's termination of employment, regardless of the reasons for Executive’s termination. 4. Prohibition Against Solicitation The parties agree that, during the course of the Executive’s employment with the Company, (1) the Company has provided and/or will provide the Executive with access to close contact with the Company’s existing, prospective and/or potential clients, Customers and accounts (including clients, customers, and accounts with whom the Company has developed a close relationship and significant goodwill); (2) the Executive has and/or will acquire Confidential Information regarding the relationships between the Company and its clients, Customers and accounts; and (3) the Executive, on behalf of and for the benefit of the Company and at the Company’s substantial expense, has developed and maintained, and/or will develop and maintain, close and unique relationships and significant goodwill with the Company’s clients, Customers and accounts, including clients, Customers and accounts with whom or which the Executive had a relationship prior to his/her employment with the Company. Accordingly, the Company and the Executive agree as follows: a. Prohibition Against Soliciting Customers: While employed by the Company and for a period of two (2) years following Executive's termination, Executive agrees that he or she shall not, in any manner, directly or indirectly, whether independently or through any other party or entity, whether on behalf of or in conjunction with any entity or person, and whether for his or her own benefit or account or for the benefit or account of any other person or entity: (1) solicit or contact or attempt to solicit or contact any Customer to whom Executive provided services, or with or for whom Executive transacted business, or whose identity become known to Executive in connection with Executive's services to the Company (including employment with or services to any predecessor or successor entities), for the purpose of selling or providing any financial products or services or to encourage a Customer to reduce or refrain from doing any business with the Company; (2) accept business from any Customer to whom Executive provided services, or for whom Executive transacted business, or whose identity become known to Executive in connection with Executive's services to the Company (including employment with or services to any predecessor or successor entities); or

4 (3) interfere with or damage (or attempt to interfere with or damage) any relationship between the Company and any of its Customers. b. Prohibition Against Soliciting Company Employees: While employed by the Company and for a period of one (1) year following Executive's termination of employment, Executive agrees that Executive shall not, in any manner, directly or indirectly, solicit any person who is an employee of the Company or any of its affiliates to apply for or accept employment or a business opportunity with any person or entity other than the Company. 5. Equitable Remedies/Right to Injunction: The Executive agrees that if he or she breaches any of the provisions of this Agreement, it would cause immeasurable and irreparable damage to the Company, and money damages would not be adequate to compensate the Company or to protect and preserve the status quo pending adjudication. Accordingly, Executive agrees that the Company, in addition to and as a supplement to such other rights and remedies as may exist in its favor, shall be entitled to injunctive relief from a court of competent jurisdiction for any actual or threatened violation of any of the provisions of this Agreement. 6. Amendments: No modification, amendment or waiver of the provisions of this Agreement shall be effective unless in writing specifically referring hereto and signed by both parties. This is the entire agreement between the parties and there are no oral understandings or agreements. 7. Other Rights: This Agreement shall not be construed as, in any way, restricting any other rights of the Company to protect its trade secrets or confidential and proprietary information. All inventions, processes, discoveries, know-how, improvements, patent rights, trade names and applications acquired during the Executive’s employment with the Company and arising in whole or in part from performance of the Executive’s duties or out of utilization of the facilities of the Company shall be and remain the exclusive property of the Company and the Executive shall have no rights thereto. 8. Waiver: The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed as a waiver of such provisions or to affect either of the validity of this Agreement or any part thereof, or the right of either party thereafter to enforce each and every such provision hereof. 9. Governing Law: This Agreement shall be construed in accordance with and governed by the laws of the State of Maine. 10. Savings Clause: The invalidity or non-enforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or non-enforceable provision were omitted. 11. Binding Nature: This Agreement shall be binding upon and shall inure to the benefit of the Company, its affiliates and any successors or assigns of the Company, and any such successor or assign shall be deemed as substituted for the Company under the provisions

5 hereof. For the purposes of this Agreement, the term “successor” shall mean any person, firm, corporation or any other business entity which at any time, whether by merger, purchase, liquidation or otherwise, shall acquire all or substantially all of the assets or business of the Company. 12. Captions: The captions contained in, and the table of contents prefixed to, the Plan are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor in any way shall affect the construction of any provision of the Plan. 13. Not Employment: This is not an employment agreement. The Executive recognizes and agrees that his or her employment with the Company is at will and can be terminated at any time by the Company, with or without cause. This Agreement does not vest in the Executive any rights to employment whatsoever, and makes no promise of continued employment. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. Camden National Corporation (Company) By: ______________________________ President & CEO ______________________________ Executive